UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2016
Horsehead Holding Corp. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-33658 (Commission File Number)	20-0447377 (IRS Employer Identification No.)
4955 Steubenville Pike, Suite 405 Pittsburgh, Pennsylvania 15205 (Address of principal executive offices, including zip code)
724-774-1020 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant.
As previously disclosed in a Current Report on Form 8-K filed on March 21, 2016, Horsehead Holding Corp. (the “Company”) was in the process of engaging BDO USA, LLP ("BDO") to serve as the Company's new independent registered public accounting firm subject to BDO completing required client acceptance procedures. On March 30, 2016, BDO completed the required procedures and entered into a formal engagement letter with the Company to serve as the new independent registered public accounting firm. BDO's engagement by the Company will be subject to customary approvals by the United States Bankruptcy Court for the District of Delaware. The information required by Item 304(a)(2) of Regulation S-K, was provided by the Company in its Current Report on Form 8-K filed on March 21, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 5, 2016	HORSEHEAD HOLDING CORP.

By: /s/ Robert D. Scherich____________
Name: Robert D. Scherich
Title: Vice President and Chief Financial Officer

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